UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 22, 2024

Enviri Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor		19103
Philadelphia,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

(267)	857-8715
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 29, 2024, Enviri Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) to announce that, on November 22, 2024, PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm for the year ended December 31, 2024, informed the Audit Committee that they were declining to stand for re-election as the Company’s independent registered public accounting firm for fiscal year 2025.

This Current Report on Form 8-K/A is being filed by the Company to amend the Original Report to disclose the effectiveness of (1) the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and related interim periods, subject to Deloitte's satisfactory completion of customary client acceptance procedures and the execution of an engagement letter, and (2) the dismissal of PwC.

Item 4.01. Changes in Registrant's Certifying Accountant.

On February 20, 2025, PwC’s dismissal as the Company’s independent registered public accounting firm and the engagement of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, each became effective immediately after the Company filed its Annual Report on Form 10-K for the year ended December 31, 2024 with the SEC. Deloitte's engagement remains subject to their satisfactory completion of client acceptance procedures and the execution of an engagement letter with the Company.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through February 20, 2025, there were (i) no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim period through February 20, 2025.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided PwC with a copy of this Current Report on Form 8-K/A and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated February 26, 2025, is attached as Exhibit 16.1 to this report.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and during the subsequent interim period through February 20, 2025, neither the Company nor anyone on its behalf has consulted with Deloitte regarding either (1) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PwC to the U.S. Securities and Exchange Commission dated February 26, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRI CORPORATION

Date: February 26, 2025	/s/ Tom G. Vadaketh
Tom G. Vadaketh
Senior Vice President and Chief Financial Officer